                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     APRIL 23, 2001
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                                 CITIGROUP INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                            1-9924                     52-1568099
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(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

                    399 PARK AVENUE, NEW YORK, NEW YORK            10043
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               (Address of principal executive offices)         (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

                                 CITIGROUP INC.
                           Current Report on Form 8-K


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         Exhibits:

         EXHIBIT NO.       DESCRIPTION

         1.01 Distribution Agreement, dated April 23, 2001, between the Company and Salomon Smith Barney Inc., relating to the offer and sale of the Company's Medium-Term Senior Notes, Series E, Due Nine Months or More from Date of Issue and Medium-Term Subordinated Notes, Series E, Due Nine Months or More from Date of Issue.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  April 23, 2001                        CITIGROUP INC.



                                              By: /s/ GUY R. WHITTAKER
                                              --------------------------------
                                                      Guy R. Whittaker
                                                      Treasurer